Summary Prospectus  February 28, 2011

PowerShares Build America Bond Portfolio

NYSE Arca, Inc. - BAB

Before you invest, you may wish to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.invescopowershares.com/prospectus. You can also get this information at no cost by calling Invesco Distributors, Inc. at (800) 983-0903 or by sending an e-mail request to info@powershares.com. The Fund's prospectus and statement of additional information, both dated February 28, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before fees and expenses) of an index called The BofA Merrill Lynch Build America Bond Index (the "Underlying Index").

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund ("Shares"). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees (unitary management fee)	0.35%
Other Expenses	0.00%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	0.36%
Fee Waivers(2)	0.07%
Total Annual Fund Operating Expenses After Fee Waiver(2)	0.29%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The cost under the one-year example reflects the Adviser's agreement with the Fund to waive fees to the level specified in the fee table. The costs under the three-, five- and ten-year examples reflect this waiver for only the first year. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$30	$108	$194	$448

(1)  "Acquired Fund Fees and Expenses" sets forth the Fund's pro rata portion of the cumulative expenses charged by the money market fund in which the Fund invests. These expenses are based on the total expense ratio of the money market fund in which the Fund invests disclosed in that money market fund's most recent shareholder report. Since Acquired Fund Fees and Expenses are not directly borne by the Fund, they are not reflected in the Fund's financial statements with the result that the information presented in the table will differ from that presented in the Fund's financial highlights.

(2)  Invesco PowerShares Capital Management LLC (the "Adviser") has agreed to waive 0.07% of its unitary management fee until April 20, 2012. The fee waiver may be modified or terminated by the Adviser at its discretion after such date.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or "turns over" its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in taxable municipal securities eligible to participate in the Build America Bond program created under the American Recovery and Reinvestment Act of 2009 (the "Act") or other legislation providing for the issuance of taxable municipal securities on which the issuer receives federal support of the interest paid ("Build America Bonds"). The Fund will invest at least 80% of its total assets in the securities that comprise the Underlying Index. The Underlying Index is designed to track the performance of U.S. dollar-denominated investment grade taxable municipal debt publicly issued under the Build America Bond program by U.S. states and territories, and their political subdivisions, in the U.S. market. Unlike most other municipal obligations, interest received on Build America Bonds is subject to federal and state income tax. Under the terms of the Act, issuers of "direct pay" Build America Bonds (i.e., taxable municipal bonds issued to provide funds for qualified capital expenditures) are entitled to receive payments from the U.S. Treasury over the life of the bond equal to 35% (or 45% in the case of Recovery Zone Economic Development Bonds) of the interest paid. For example, if a Build

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America Bond is issued with a taxable coupon of 10%, the issuer would receive a payment from the U.S. Treasury equaling 3.5% (or 4.5% in the case of Recovery Zone Economic Development Bonds). The federal interest subsidy continues for the life of the bonds. The Underlying Index does not include bonds that, under the Build America Bond program, are eligible for tax credits. Build America Bonds offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets has been through the issuance of tax-free municipal bonds.

Because Congress did not extend the Build America Bond program, issuance of Build America Bonds ceased on December 31, 2010. The Build America Bonds outstanding at that time will continue to be eligible for the federal interest rate subsidy, which continues for the life of the Build America Bonds; however, no bonds issued following expiration of the Build America Bond program will be eligible for the federal tax subsidy. The Adviser will monitor the Fund's holdings and may propose changes to the Fund's investment strategies that it believes are in the best interests of the Fund and its shareholders, including changing the Fund's investment strategy to invest in an index composed of taxable municipal securities.

The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. As of December 31, 2010 the Fund expected to hold approximately 300 to 500 securities out of the 10,470 securities in the Underlying Index.

Concentration Policy. The Fund will invest 25% or more of the value of its total assets in securities of issuers in an industry or group of industries to the extent that the Underlying Index concentrates in an industry or group of industries.

Principal Risks of Investing in the Fund

The following summarizes the principal risks that have been identified for the Fund.

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest. Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Risk of Limited Issuance. There can be no assurance that Build America Bonds will be actively traded. Furthermore, the ability of municipalities to issue Build America Bonds expired on December 31, 2010. As a result, the number of Build America Bonds available in the market is limited, which may negatively affect the value of the Build America Bonds.

Call Risk. If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund's net investment income.

Non-Correlation Risk. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Because the Fund issues and redeems Creation Units principally for cash, it will incur higher costs in buying and selling securities than if it issued and redeemed Creation Units in-kind. The Fund does not purchase all of the securities in the Underlying Index. Instead, the Fund utilizes a "sampling" methodology in seeking to achieve its investment objective. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions, cost or liquidity constraints.

Sampling Risk. The Fund's use of a representative sampling approach will result in its holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development respecting an issuer of bonds held by the Fund could result in a greater decline in net asset value ("NAV") than would be the case if the Fund held all of the bonds in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Indexing Risk. Unlike many investment companies, the Fund does not utilize an investing strategy that seeks returns in excess of the Underlying Index. Therefore, it would not necessarily sell a security unless that security is removed from the Underlying Index.

Cash Transaction Risk. Unlike most exchange-traded funds ("ETFs"), the Fund currently intends to effect creations and redemptions principally for cash, rather than principally for in-kind securities, because of the nature of the Fund's investments. As such, investments in Shares may be less tax efficient than investments in conventional ETFs.

Non-Diversified Fund Risk. The Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund's volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund's performance.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The bar chart that follows shows how the Fund performed. The table below the bar chart shows the Fund's average annual returns (before and after taxes). The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance and by showing how the Fund's average annual returns compared with broad measures of market performance. The Fund's performance reflects fee waivers, if any, absent which, performance would have been lower. The Fund's past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. Updated performance information is available online at www.InvescoPowerShares.com.

Annual Total Returns—Calendar Year

Best Quarter	Worst Quarter
6.06% (2nd Quarter 2010)	(5.15)% (4th Quarter 2010)

Average Annual Total Returns for the Periods Ended December 31, 2010

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

	1 Year	Since Inception 11/17/09
Return Before Taxes	9.31%	5.93%
Return After Taxes on Distributions	9.31%	5.93%
Return After Taxes on Distributions and Sale of Fund Shares	8.24%	5.86%
BofA Merrill Lynch 15+ Year U.S. Treasury Index (reflects no deduction for fees, expenses or taxes)	9.57%	2.67%
BofA Merrill Lynch U.S. Corporate Index (reflects no deduction for fees, expenses or taxes)	9.52%	7.75%
BofA Merrill Lynch Build America Bond Index (reflects no deduction for fees, expenses or taxes)	8.47%	4.03%

Management of the Fund

Investment Adviser. Invesco PowerShares Capital Management LLC.

Portfolio Managers. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser Vice President of the Trust	Since inception
Philip Fang	Vice President and Portfolio Manager of the Adviser	Since inception
Jeffrey W. Kernagis	Vice President and Portfolio Manager of the Adviser	Since inception

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks of 50,000 Shares, or multiples thereof, in exchange for the deposit or delivery of cash.

Individual Shares of the Fund may only be purchased and sold on a national securities exchange through brokers. Shares of the Fund are listed for trading on NYSE Arca, Inc. ("NYSE Arca" or the "Exchange") and trade at market prices rather than NAV. Shares of the Fund may trade at a price greater than, at or less than NAV.

Tax Information

The Fund's distributions will generally be taxed as ordinary income or capital gains. A sale of Shares may result in capital gain or loss.

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